UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 30, 2004

Date of report (Date of earliest event reported)

KNBT Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-50426	38-3681905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Highland Avenue, Bethlehem, Pennsylvania		18017
(Address of principal executive offices)		(Zip Code)

(610) 861-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

	Number	Description
	99.1	Press Release dated April 30, 2004

Item 12.                                                    Results of Operations and Financial Condition

On April 30, 2004, KNBT Bancorp, Inc. (the “Company”) reported its results of operations for the quarter ended March 31, 2004.

For additional information, reference is made to the Company=s press release dated April 30, 2004 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNBT BANCORP, INC.

Date: April 30, 2004	By:	/s/ Eugene T. Sobol
Eugene T. Sobol
Senior Executive Vice President,
Chief Financial Officer and Chief
Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 30, 2004